UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2015

CAFEPRESS INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-35468 (Commission file number)	94-3342816 (IRS Employer Identification No.)

6901 A Riverport Drive, Louisville, Kentucky 40258 (Address of principal executive offices, including zipcode)

(502) 995-2268 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

CafePress Inc. (“CafePress”) (NASDAQ: PRSS), Chairman and Chief Executive Officer, Fred E. Durham, III (“Durham”) along with its Chief Financial Officer, Garett Jackson (“Jackson”), will participate in Cantor Fitzgerald’s 3rd Annual Internet & Technology Conference on Thursday, February 25, 2016.

Durham and Jackson will participate in a panel discussion and one-on-one meetings. A copy of their presentation notes is attached hereto as Exhibit 99.1 and is incorporated by reference into Item 7.01 of this Current Report on Form 8-K, and will be made available on Wednesday, February 24, 2016 at http://investor.cafepress.com/events.cfm.

This information in Item 7.01 of this Current Report on Form 8-K, including the exhibit relating hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

99.1	Cantor Fitzgerald Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CAFEPRESS INC.
February 24, 2016	/s/ Ekumene M. Lysonge___________________ By: Ekumene M. Lysonge Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Cantor Fitzgerald Presentation

4